Exhibit 99.1

Parks! America Sets Date for the

2024 Annual Meeting of Shareholders

PINE MOUNTAIN, Georgia – January 16, 2024 - Parks! America, Inc. (OTCPink: PRKA) (the “Company” or “Parks! America”), a leading operator of regional safari parks in the U.S., has announced that the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) will be held virtually at 10:00 a.m. ET on Thursday, June 6, 2024. The Company will also host an Investor Day at Wild Animal Safari, Pine Mountain, Georgia beginning at 12 p.m. ET, the same day. Shareholders of record as of the record date, which the Company will establish prior to the meeting, will be eligible to vote on all matters to be considered at the 2024 Annual Meeting, as detailed in the definitive proxy statement that the Company intends to file with the Securities and Exchange Commission (the “SEC”), including the election of the Company’s directors.

Lisa Brady, President and CEO of Parks! America, commented, “We are pleased to announce the date for our 2024 Annual Meeting. Much has transpired in the 14 months since I was appointed Chief Executive Officer, including a devasting tornado that significantly damaged our leading revenue generating property – the Wild Animal Safari Park in Pine Mountain, Georgia – during our historically strongest quarter of the year.”

“Despite challenges during our 2023 fiscal year, we made substantial progress building a strong base and foundation for the Company that we will continue to build on in 2024 and beyond. Throughout the year, renewed focus was placed on culture, accountability and ensuring we had the right people in the right places. We focused on enhanced training, guest services and standardization of daily operating procedures. Our 2023 capital plan was completed on time and on budget, and new animal exhibits reflect strategic steps toward leveling up the overall experience throughout our parks. Lastly, we have focused on enhancing our risk management and our overall corporate governance efforts, through enhanced investor outreach and modernization of our governance policies.”

“I am proud of all that our team has accomplished throughout the past year. As we move into my second year as CEO, in addition to our core business initiatives, we will focus on continued improvement of our corporate governance and communications practices. Management and our Board of Directors are dedicated to maintaining an open channel of communications with shareholders and potential new investors.”

Ms. Brady continued, “In addition to our 2024 Annual Meeting, we will follow-up all quarterly financial results press releases with a conference call to update investors on the operating results and our insights on the direction of the Company going forward. Keeping investors informed and addressing questions from shareholders will be a point of emphasis as we move the Company forward. In that regard, we have retained Lytham Partners, LLC, a leading national investor relations firm, to support our efforts in being meaningfully proactive with existing and potential new investors.”

“Since joining the Company as Chief Executive Officer, I have worked diligently with the Parks! America team to build a foundation able to support core organic growth and a platform that can be scaled in the future as we look to build upon our successes.”

“A ‘new’ Parks! America has begun to emerge with greater efficiencies, improved attractions, a dedication to customer satisfaction and enhanced shareholder value, and we couldn’t be more excited for what is to come,” Ms. Brady concluded.

About Parks! America, Inc.

Parks! America, Inc. (OTCPink: PRKA), through its wholly owned subsidiaries, owns and operates three regional safari parks - the Wild Animal Safari theme park in Pine Mountain, Georgia, the Wild Animal Safari theme park located in Strafford, Missouri, as well as the Aggieland Wild Animal Safari theme park, located near Bryan/College Station, Texas, acquired on April 27, 2020.

Additional information, including our Annual Report on Form 10-K for the fiscal year ended October 1, 2023, is available on the Company’s website, http://www.animalsafari.com.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information contained herein, this news release contains certain “forward-looking statements” within the meaning of U.S. securities laws. Such forward-looking statements involve risks and uncertainties, including, among other things, statements concerning: our business strategy; liquidity and capital expenditures; future sources of revenues and anticipated costs and expenses; and trends in industry activity generally. Such forward-looking statements include, among others, those statements including the words such as “may,” “will,” “should,” “expect,” “plan,” “could,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “goal,” or “continue” or similar language or by discussions of our outlook, plans, goals, strategy or intentions.

You are cautioned not to place undue reliance on these forward-looking statements; our actual results may differ significantly from those projected in the forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from future results include but are not limited to: competition from other parks, which we believe is increasing, factors related to the spread of COVID-19 and its variants, difficulty engaging seasonal and full-time workers, weather conditions during our primary tourist season, the price of animal feed and the price of gasoline. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, we cannot guarantee future results, levels of activity, performance or achievements.

We believe the expectations reflected in forward-looking statements are reasonable; however, we can give no assurances that such expectations will be realized, and actual results could differ materially. Except as required by applicable law, we assume no obligation to update any of these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements. A further description of these risks, uncertainties and other matters can be found in the Company’s annual report and other reports filed from time to time with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2023.

Important Additional Information

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with any matters that would be considered at the 2024 Annual Meeting. Additionally, the Company, its directors and certain of its executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with any matters that would be considered at the special meeting of shareholders of the Company currently scheduled for February 26, 2024 (if held, the “Special Meeting”). The Company intends to file a definitive proxy statement and a WHITE proxy card with the SEC in connection with any solicitation of proxies from the Company’s shareholders with respect to the 2024 Annual Meeting and a definitive proxy statement and a WHITE proxy card with the SEC in connection with any solicitation of proxies from the Company’s shareholders with respect to the Special Meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENTS, THE ACCOMPANYING WHITE PROXY CARDS AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE 2024 ANNUAL MEETING AND TO THE SPECIAL MEETING. The Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2023 contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, which are available through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests in the matters to be considered at the 2024 Annual Meeting and at the Special Meeting, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials that the Company anticipates filing with the SEC in connection with the 2024 Annual Meeting and the Special Meeting. Shareholders would be able to obtain the definitive proxy statement with respect to the 2024 Annual Meeting and the definitive proxy statement with respect to the Special Meeting, including any amendments or supplements to such proxy statements and other documents, if any, filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies would also be available at no charge on the Company’s website at https://animalsafari.com/investor-relations/.

Contact:

Lisa Brady

President and Chief Executive Officer

(706) 663-8744

lisa@parksamerica.com